                                                                   Exhibit No 99

                            GLOBAL STRUCTURED FINANCE

                              BOAMS 2004-09 GROUP 4
                                  SEASONED POOL
                            COLLATERAL SUMMARY REPORT

--------------------------------------------------------------------------------

1. GENERAL POOL CHARACTERISTICS

Pool Size: $96,089,190.92
Loan Count: 220
Cut-off Date: 2004-10-01
Avg. Loan Balance: $436,769.05
Avg. Orig. Balance: $453,926.75
W.A. FICO*: 739
W.A. Orig. LTV: 67.89%
W.A. Cut-Off LTV: 65.47%
W.A. Gross Coupon: 6.6956%
W.A. Net Coupon: 6.4411%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 342 months
W.A. Rem. Term: 316 months
W.A. Age: 26 months
% over 80 COLTV: 0.87%
% over 100 COLTV: 0.00%
% with PMI: 0.87%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.27%
W.A. MI Adjusted LTV: 65.25%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.02%
% Conforming: 2.11%

--------------------------------------------------------------------------------

2. ORIGINAL BALANCE

                        ORIGINAL BALANCE           PERCENT
                        -------------------        -------
                        250,001 - 350,000            8.17%
                        350,001 - 450,000           44.47
                        450,001 - 550,000           24.05
                        550,001 - 650,000           15.31
                        650,001 - 750,000            3.61
                        750,001 - 850,000            1.54
                        850,001 - 950,000            1.83
                        950,001 - 1,050,000          1.01
                                                   -------
                        Total:                     100.00%
                                                   -------

Average: $453,926.75
Lowest: $303,800.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. CUT-OFF BALANCE

                        CUT-OFF BALANCE            PERCENT
                        -------------------        -------
                        250,001 - 350,000           14.12%
                        350,001 - 450,000           44.47
                        450,001 - 550,000           20.39
                        550,001 - 650,000           13.03
                        650,001 - 750,000            5.15
                        850,001 - 950,000            1.83
                        950,001 - 1,050,000          1.01
                                                   -------
                        Total:                     100.00%
                                                   -------

Average: $436,769.05
Lowest: $256,395.80
Highest: $974,970.90

--------------------------------------------------------------------------------

4. INDEX

                               INDEX        PERCENT
                               -----        -------
                               FIX          100.00%
                                            -------
                               Total:       100.00%
                                            -------

--------------------------------------------------------------------------------

5. PRODUCT TYPE

                           PRODUCT TYPE         PERCENT
                           ------------         -------
                           30 YR                 90.09%
                           15 YR                  9.91
                                                -------
                           Total:               100.00%
                                                -------

--------------------------------------------------------------------------------

6. COUPON

                           COUPON               PERCENT
                           -------------        -------
                           5.876 - 6.000          0.38%
                           6.001 - 6.125          1.00
                           6.126 - 6.250          6.14
                           6.251 - 6.375          5.56
                           6.376 - 6.500         11.33
                           6.501 - 6.625         15.27
                           6.626 - 6.750         28.50
                           6.751 - 6.875         23.90
                           6.876 - 7.000          5.72
                           7.001 - 7.125          1.25
                           7.126 - 7.250          0.95
                                                -------
                           Total:               100.00%
                                                -------

W.A.: 6.696
Lowest: 6.000
Highest: 7.250

--------------------------------------------------------------------------------

7. CREDIT SCORE

                           CREDIT SCORE         PERCENT
                           ------------         -------
                           800 - 849              7.42%
                           750 - 799             42.80
                           700 - 749             27.46
                           650 - 699             18.96
                           600 - 649              3.35
                                                -------
                           Total:               100.00%
                                                -------

W.A.: 739
Lowest: 602
Highest: 814

--------------------------------------------------------------------------------

8. LIEN POSITION

                           LIEN POSITION        PERCENT
                           -------------        -------
                           1                    100.00%
                                                -------
                           Total:               100.00%
                                                -------

--------------------------------------------------------------------------------

9. LOAN PURPOSE

                        LOAN PURPOSE               PERCENT
                        ------------               -------
                        Purchase                    41.75%
                        Refinance-Rate/Term         32.36
                        Refinance-Cashout           25.89
                                                   -------
                        Total:                     100.00%
                                                   -------

--------------------------------------------------------------------------------

10. PROPERTY TYPE

                           PROPERTY TYPE        PERCENT
                           -------------        -------
                           SFR                   66.54%
                           PUD                   25.90
                           Condo                  4.41
                           2-Family               3.14
                                                -------
                           Total:               100.00%
                                                -------

--------------------------------------------------------------------------------

11. DOCUMENTATION

                           DOCUMENTATION        PERCENT
                           --------------       -------
                           Rapid                 35.03%
                           Standard              32.57
                           Reduced               30.38
                           All Ready Home         1.55
                           Stated                 0.47
                                                -------
                           Total:               100.00%
                                                -------

--------------------------------------------------------------------------------

12. OCCUPANCY STATUS

                        OCCUPANCY STATUS           PERCENT
                        ----------------           -------
                        Primary                     91.33%
                        Secondary                    6.46
                        Investor                     2.21
                                                   -------
                        Total:                     100.00%
                                                   -------

--------------------------------------------------------------------------------

13. PMI PROVIDERS

                           PMI PROVIDERS        PERCENT
                           -------------        -------
                           NONE                  99.13%
                           RMIC                   0.47
                           GEMIC                  0.40
                                                -------
                           Total:               100.00%
                                                -------

--------------------------------------------------------------------------------

14. STATE

                           STATE                PERCENT
                           --------------       -------
                           California            56.65%
                           Florida               10.85
                           North Carolina         5.32
                           Virginia               3.20
                           Texas                  2.85
                           Other                 21.14
                                                -------
                           Total:               100.00%
                                                -------

--------------------------------------------------------------------------------

15. CALIFORNIA

                        CALIFORNIA                 PERCENT
                        -------------------        -------
                        Northern California         58.57%
                        Southern California         41.43
                                                   -------
                        Total:                     100.00%
                                                   -------

--------------------------------------------------------------------------------

16. ZIP CODE

                               ZIP CODE     PERCENT
                               --------     -------
                               92629          2.02%
                               94133          1.43
                               94402          1.33
                               20176          1.26
                               28117          1.23
                               Other         92.72
                                            -------
                               Total:       100.00%
                                            -------

--------------------------------------------------------------------------------

17. DELINQUENCY/*/

                           DELINQUENCY/*/       PERCENT
                           --------------       -------
                           0-29 days            100.00%
                                                -------
                           Total:               100.00%
                                                -------

/*/ MBA method

--------------------------------------------------------------------------------

18. TIMES 30 DAYS DLQ

                        TIMES 30 DAYS DLQ          PERCENT
                        -----------------          -------
                        0                           97.46%
                        1                            2.54
                                                   -------
                        Total:                     100.00%
                                                   -------

--------------------------------------------------------------------------------

19. CONVERTIBLE FLAG

                           CONVERTIBLE FLAG     PERCENT
                           ----------------     -------
                           N                    100.00%
                                                -------
                           Total:               100.00%
                                                -------

--------------------------------------------------------------------------------

20. BUYDOWN AGREEMENT

                        BUYDOWN AGREEMENT          PERCENT
                        -----------------          -------
                        N                          100.00%
                                                   -------
                        Total:                     100.00%
                                                   -------

--------------------------------------------------------------------------------

21. ORIGINAL TERM

                           ORIGINAL TERM        PERCENT
                           180                    9.91%
                           360                   90.09
                                                -------
                           Total:               100.00%
                                                -------

W.A.: 342.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

22. CUT-OFF REMAINING TERM

                        CUT-OFF REMAINING TERM     PERCENT
                        ----------------------     -------
                        121 - 168                    9.91%
                        301 - 342                   90.09
                                                   -------
                        Total:                     100.00%
                                                   -------

W.A.: 315.7 months
Lowest: 148 months
Highest: 334 months

--------------------------------------------------------------------------------

23. CUTOFF LOAN AGE

                        CUTOFF LOAN AGE            PERCENT
                        ---------------            -------
                        25 - 30                     99.08%
                        31 - 36                      0.92
                                                   -------
                        Total:                     100.00%
                                                   -------

W.A.: 26.5 months
Lowest: 26 months
Highest: 35 months

--------------------------------------------------------------------------------

24. OLTV

                           OLTV                 PERCENT
                           -------------        -------
                           <= 20.00               0.40%
                           20.01 - 25.00          0.54
                           25.01 - 30.00          2.16
                           30.01 - 35.00          0.70
                           35.01 - 40.00          2.31
                           40.01 - 45.00          4.18
                           45.01 - 50.00          3.39
                           50.01 - 55.00          5.26
                           55.01 - 60.00          5.33
                           60.01 - 65.00          8.83
                           65.01 - 70.00         11.92
                           70.01 - 75.00         14.62
                           75.01 - 80.00         39.49
                           85.01 - 90.00          0.47
                           90.01 - 95.00          0.40
                                                -------
                           Total:               100.00%
                                                -------

W.A.: 67.89%
Lowest: 9.76%
Highest: 95.00%

--------------------------------------------------------------------------------

25. CUT-OFF LTV

                           CUT-OFF LTV          PERCENT
                           -------------        -------
                           <= 20.00               0.40%
                           20.01 - 25.00          1.25
                           25.01 - 30.00          1.46
                           30.01 - 35.00          1.06
                           35.01 - 40.00          2.69
                           40.01 - 45.00          4.54
                           45.01 - 50.00          4.23
                           50.01 - 55.00          3.93
                           55.01 - 60.00         10.67
                           60.01 - 65.00          5.94
                           65.01 - 70.00         12.93
                           70.01 - 75.00         17.33
                           75.01 - 80.00         32.69
                           85.01 - 90.00          0.47
                           90.01 - 95.00          0.40
                                                -------
                           Total:               100.00%
                                                -------

W.A.: 65.47%
Lowest: 9.14%
Highest: 92.77%

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-09 Group 3
                                15 YR Fixed Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $51,328,857.74
Loan Count: 94
Cut-off Date: 2004-10-01
Avg. Loan Balance: $546,051.68
Avg. Orig. Balance: $547,620.88
W.A. FICO*: 746
W.A. Orig. LTV: 65.01%
W.A. Cut-Off LTV: 64.82%
W.A. Gross Coupon: 5.5374%
W.A. Net Coupon: 5.2829%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 1.52%
% over 100 COLTV: 0.00%
% with PMI: 1.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 64.65%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.93%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       1.33%
-----------------------------
350,001 - 450,000      29.23
-----------------------------
450,001 - 550,000      24.25
-----------------------------
550,001 - 650,000      19.00
-----------------------------
650,001 - 750,000       2.72
-----------------------------
750,001 - 850,000       4.54
-----------------------------
850,001 - 950,000       1.85
-----------------------------
950,001 - 1,050,000     9.67
-----------------------------

-------------------------------
1,050,001 - 1,150,000     2.14
-------------------------------
1,150,001 - 1,250,000     2.43
-------------------------------
1,450,001 - 1,550,000     2.85
-------------------------------
Total:                  100.00%
-------------------------------

Average: $547,620.88
Lowest: $336,987.00
Highest: $1,468,800.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         1.33%
-------------------------------
350,001 - 450,000        29.23
-------------------------------
450,001 - 550,000        24.25
-------------------------------
550,001 - 650,000        19.00
-------------------------------
650,001 - 750,000         2.72
-------------------------------
750,001 - 850,000         4.54
-------------------------------
850,001 - 950,000         1.85
-------------------------------
950,001 - 1,050,000       9.67
-------------------------------
1,050,001 - 1,150,000     2.14
-------------------------------
1,150,001 - 1,250,000     2.43
-------------------------------
1,450,001 - 1,550,000     2.85
-------------------------------
Total:                  100.00%
-------------------------------

Average: $546,051.68
Lowest: $334,486.37
Highest: $1,463,586.02

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.876 - 5.000     0.87%
-----------------------
5.001 - 5.125     2.16
-----------------------
5.126 - 5.250     3.13
-----------------------
5.251 - 5.375    15.24
-----------------------
5.376 - 5.500    46.52
-----------------------
5.501 - 5.625    15.41
-----------------------
5.626 - 5.750     9.41
-----------------------
5.751 - 5.875     3.15
-----------------------
5.876 - 6.000     2.87
-----------------------
6.001 - 6.125     1.25
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.537
Lowest: 5.000
Highest: 6.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        7.72%
----------------------
750 - 799       43.41
----------------------
700 - 749       34.37
----------------------
650 - 699       13.70
----------------------
600 - 649        0.80
----------------------
Total:         100.00%
----------------------

W.A.: 746
Lowest: 626
Highest: 818

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               45.96%
-----------------------------
Refinance-Rate/Term    38.04
-----------------------------
Refinance-Cashout      14.55
-----------------------------
Cons/Perm               1.44
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              73.43%
-----------------------
PUD Detach       20.72
-----------------------
Condo             5.85
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             45.22%
------------------------

------------------------
Reduced           27.43
------------------------
Standard          26.49
------------------------
All Ready Home     0.87
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.96%
--------------------------
Secondary           10.04
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.48%
-----------------------
RGIC              0.80
-----------------------
GEMIC             0.73
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    39.35%
--------------------
Texas         12.36
--------------------
Florida       12.28
--------------------
Georgia        7.39
--------------------
Virginia       6.47
--------------------
Other         22.15
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    43.78%
-----------------------------
Southern California    56.22
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
33156        2.93%
------------------
78703        2.85
------------------
90266        2.43
------------------
91364        2.34
------------------
95228        2.14
------------------
Other       87.32
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.21%
---------------------------
1                     0.79
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
180             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.3 months
Lowest: 178 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  27.75%
-------------------------
1 - 6              72.25
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          1.26%
-----------------------
20.01 - 25.00     1.63
-----------------------
25.01 - 30.00     2.16
-----------------------
30.01 - 35.00     1.92
-----------------------
35.01 - 40.00     2.24
-----------------------
40.01 - 45.00     2.79
-----------------------
45.01 - 50.00     4.10
-----------------------
50.01 - 55.00     4.23
-----------------------
55.01 - 60.00     8.17
-----------------------
60.01 - 65.00    16.70
-----------------------
65.01 - 70.00     8.62
-----------------------
70.01 - 75.00    15.56
-----------------------
75.01 - 80.00    29.10
-----------------------
85.01 - 90.00     1.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 65.01%
Lowest: 20.00%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          1.26%
-----------------------
20.01 - 25.00     1.63
-----------------------
25.01 - 30.00     2.16
-----------------------
30.01 - 35.00     1.92
-----------------------
35.01 - 40.00     2.24
-----------------------
40.01 - 45.00     2.79
-----------------------
45.01 - 50.00     4.10
-----------------------
50.01 - 55.00     4.23
-----------------------
55.01 - 60.00     8.17
-----------------------
60.01 - 65.00    17.94
-----------------------
65.01 - 70.00     8.28
-----------------------
70.01 - 75.00    14.67
-----------------------
75.01 - 80.00    29.10
-----------------------
85.01 - 90.00     1.52
-----------------------
Total:          100.00%
-----------------------

W.A.: 64.82%
Lowest: 19.93%
Highest: 89.89%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.